UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2019

ANDINA ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38785	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Calle 113 # 7-45 Torre B

Oficina 1012

Bogotá, Colombia

(Address of Principal Executive Offices) (Zip Code)

(646) 565-3861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On January 24, 2019, the Registration Statement on Form S-1 (SEC File No. 333-228530) (the “Registration Statement”) relating to the initial public offering of Andina Acquisition Corp. III (the “Company”) became effective in accordance with the provisions of section 8(a) of the Securities Act of 1933.

On January 28, 2019, the Company entered into an Underwriting Agreement and various other agreements filed as exhibits to the Company’s Registration Statement relating to the initial public offering of units of the Company. The Company also filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands. The material terms of such agreements and the Amended and Restated Memorandum and Articles of Association were fully described in the Registration Statement and the Company’s final prospectus, dated January 28, 2019, as filed with the Securities and Exchange Commission on January 29, 2019. This Current Report on Form 8-K is being filed solely to file such executed agreements and filed Amended and Restated Memorandum and Articles of Association.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and Cowen and Company, LLC, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.5	Rights Agreement between Continental Stock Transfer & Trust Company and the Company.

4.6	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.3	Escrow Agreement between the Company, Continental Stock Transfer & Trust Company and the Company’s Initial Shareholders.

10.4	Registration Rights Agreement between the Company and the Company’s Initial Shareholders.

99.1	Press Release, dated January 28, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2019

ANDINA ACQUISITION CORP. III

	By:	/s/ Julio A. Torres
	Name:	Julio A. Torres
	Title:	Chief Executive Officer

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